                                                                    EXHIBIT 10.1



                                 AMENDMENT NO. 6
                                       TO
                                CREDIT AGREEMENT


         THIS AMENDMENT NO. 6 TO CREDIT AGREEMENT ("AMENDMENT") is dated as of April 29, 1999, by and among METAL MANAGEMENT, INC., a Delaware corporation ("MTLM"), each of the corporations and other entities set forth on ANNEX 1 hereto (MTLM and each of such corporations and other entities sometimes hereinafter are referred to individually as a "BORROWER" and collectively as "BORROWERS"); MTLM, acting in its capacity as funds administrator for itself and the other Borrowers (in such capacity, the "FUNDS ADMINISTRATOR"); BT COMMERCIAL CORPORATION, a Delaware corporation (in its individual capacity, hereinafter referred to as "BTCC") and the other financial institutions signatories hereto as lenders (BTCC and each of such other financial institutions hereinafter are referred to individually as a "LENDER" and collectively as "LENDERS"); and BTCC, acting in its capacity as agent (in such capacity, hereinafter referred to as the "AGENT") for itself and the other Lenders. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.


                                   WITNESSETH:

         WHEREAS, the Borrowers, the Funds Administrator, the Agent and the Lenders have entered into that certain Credit Agreement dated as of March 31, 1998, as amended (the "CREDIT AGREEMENT"), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations to or for the account of the Borrowers;

         WHEREAS, the respective Borrowers have requested that the Agent and the Lenders further amend the Credit Agreement in order, among other things, to permit (A) the issuance by MTLM of second lien senior notes in an aggregate principal amount not exceeding $30,000,000 (the "SENIOR NOTES") and (B) the guaranty by the other Borrowers of the indebtedness evidenced by the Senior Notes; and

         WHEREAS, the Agent and the Lenders have agreed to further amend the Credit Agreement on the terms and subject to the conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

         1. AMENDMENT TO CREDIT AGREEMENT. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in SECTION 2 below, and in reliance upon the representations and warranties of the respective Borrowers and the Funds Administrator set forth herein, the Credit Agreement is hereby amended as follows:

         1.1 The Credit Agreement is hereby amended by inserting the following defined terms in SECTION 1.1 thereof in the appropriate alphabetical order:

              OFFERING MEMORANDUM shall mean the Offering Memorandum dated April __, 1999, previously delivered to the Agent.

              PREFERRED REDEMPTION PERIOD shall mean the period commencing on the Senior Note Issuance Date and ending on the earlier to occur of (A) October 31, 1999 and (B) the date, if any, on which the Funds Administrator shall request in writing that the Agent terminate the Preferred Redemption Reserve.

              PREFERRED REDEMPTION RESERVE shall mean a special reserve established upon the written request of the Funds Administrator in an amount specified by the Funds Administrator in such request and maintained by Agent against the Borrowing Base at all times during the Preferred Redemption Period, PROVIDED, that such reserve shall in no event exceed $6,000,000 and (B) such request shall be received by the Agent no later than the Senior Note Issuance Date.

              SENIOR NOTE DOCUMENTS means, collectively, the Senior Notes, the Senior Note Indenture and all other agreements, instruments and documents executed and/or delivered by any Credit Party pursuant thereto or in connection therewith.

              SENIOR NOTE INDENTURE means the Indenture pursuant to which the Senior Notes are issued, among MTLM, as issuer, the other Borrowers, as guarantors, and Harris Trust and Savings Bank, as trustee.

              SENIOR NOTES means the 12-3/4% Senior Secured Notes due 2004 of MTLM in an aggregate original principal amount not exceeding $30,000,000, described in the Offering Memorandum.

         1.2 The Credit Agreement is hereby amended by deleting therefrom CLAUSE
(III) of the definition of the term "Change of Control" set forth in SECTION 1.1 thereof and substituting therefor the following language:

         (III) any "change of control" or similar event occurs under the Subordinated Note Indenture or Senior Note Indenture, respectively.

         1.3 The Credit Agreement is hereby amended by deleting SECTION 8.3(G) thereof in its entirety and substituting therefor the following language:

              (G) (I) Indebtedness evidenced by the Subordinated Notes (and guaranties thereof by Subsidiaries of MTLM) in an aggregate outstanding principal amount not exceeding $300,000,000 at any time and (II) Indebtedness evidenced by the Senior Notes (and guaranties thereof by Subsidiaries of MTLM) in an aggregate outstanding principal amount not exceeding $30,000,000 at any time, PROVIDED, that, except as otherwise expressly permitted pursuant to SECTION 8.7(VI), in each case the net proceeds thereof shall be deposited immediately upon receipt thereof by or for the account of MTLM or any other Borrower into the Collection Account for application to the outstanding principal balance of the Revolving Loans and Letter of Credit Obligations pursuant to the terms hereof;

         1.4 The Credit Agreement is hereby amended by deleting SECTION 8.3(N) thereof in its entirety and substituting therefor the following language:

              (N) initial or successive refinancings of the Indebtedness permitted by CLAUSE (G) above, so long as (I) the aggregate outstanding principal amount of such Indebtedness shall not exceed at any time, (X) in the case of any such refinancing of Indebtedness evidenced by the Subordinated Notes, $300,000,000 and (Y) in the case of any such refinancing of Indebtedness evidenced by the Senior Notes, $30,000,000;
         (II) in the case of any such refinancing of Indebtedness evidenced by the Subordinated Notes, such Indebtedness is expressly subordinated to the Obligations on terms substantially equivalent (or more favorable to the Agent and the Lenders) to those set forth in the Subordinated Note Documents; (III) each such refinancing otherwise shall be on terms and conditions and governed by documents that are not more restrictive in any material respect to the Consolidated Entity than the Subordinated Note Documents and Senior Note Documents, respectively; and (IV) such Indebtedness has a final maturity and a weighted average life to maturity no earlier than the refinanced Indebtedness; and

         1.5 The Credit Agreement is hereby amended by deleting SECTION 8.4(A) thereof in its entirety and substituting therefor the following language:

              (A) Liens granted to the Agent and Liens granted pursuant to the Senior Note Documents in favor of the trustee under the Senior Note Indenture, to the extent such Liens secure Indebtedness permitted pursuant to SECTION 8.3(G)(II);

         1.6 SECTION 8.7 of the Credit Agreement is hereby amended by (A) inserting therein the following language immediately following CLAUSE (V) thereof and (B) renumbering clause "(VI)" thereof as clause "(VII)":

              (VI) so long as before and after giving effect to each such repurchase or redemption, no Default or Event of Default shall have occurred and be continuing:

                      (1) on or at any time after the date on which the proceeds of the Senior Notes are received by or for the account of MTLM (the "SENIOR NOTE ISSUANCE DATE"), MTLM may repurchase or redeem shares of its convertible preferred stock having an aggregate face amount no greater than $3,000,000 with aggregate proceeds of the issuance of the Senior Notes not exceeding $3,750,000; and

                      (2) if on or prior to the Senior Note Issuance Date, the
              Funds Administrator has requested the establishment by Agent of the Preferred Redemption Reserve, at any time during the Preferred Redemption Period, MTLM may repurchase or redeem shares of its convertible preferred stock in addition to those repurchases and redemptions permitted pursuant to CLAUSE (1) above, PROVIDED, that the aggregate consideration for such additional repurchases and redemptions shall not exceed the Preferred Redemption Reserve; and

         1.7 The Credit Agreement is hereby amended by deleting CLAUSE (II) of
SECTION 8.11(A) thereof in its entirety and substituting therefor the following language:

         (II) the Subordinated Note Indenture and the other Subordinated Note Documents and the Senior Note Indenture and the other Senior Note Documents, respectively,

         1.8 The Credit Agreement is hereby amended by deleting SECTION 8.12 thereof in its entirety and substituting therefor the following language:

              8.12 SUBORDINATED NOTES AND SENIOR NOTES.

                      (A) NO CHANGE. MTLM shall not amend or otherwise change the respective terms of any of the Subordinated Note Documents or Senior Note Documents if such amendment change could reasonably be expected to affect the Agent or the Lenders in any material and adverse respect.

                      (B) NOTICES. MTLM shall deliver to the Agent (I) a copy of each notice or other communication delivered by or on behalf of such Borrower to the trustee under the Subordinated Note Documents or Senior Note Documents, respectively, such delivery to be made at the same time and by the same means as such notice or other communication is delivered to such trustee, and (II) a copy of each notice or other communication received by MTLM from such trustee, such delivery to be made promptly after such notice or other communication is received by such Borrower.

         2. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date hereof, upon satisfaction of each of the following conditions:

              (A) the Agent shall have received six (6) copies of this Amendment, duly executed by the Majority Lenders, each of the Borrowers and the Funds Administrator;

              (B) (I) issuance of the Senior Notes shall occur no later than May 31, 1999, (II) the respective terms and provisions of Senior Note Documents shall be in all respects satisfactory to the Agent and (III) the Agent shall have entered into an Intercreditor Agreement with the trustee under the Senior Note Indenture in all respects in form and substance satisfactory to the Agent.

         3.   REPRESENTATIONS, WARRANTIES AND COVENANTS.

              3.1 Each of the Borrowers and the Funds Administrator hereby represents and warrants to the Agent and each of the Lenders that, after giving effect to this Amendment:

                      (A) All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and accurate on and as of such earlier date);

                      (B) No Default or Event of Default has occurred which is continuing;

                      (C) This Amendment, and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrowers and the Funds Administrator, respectively, and are enforceable against each of the Borrowers and the Funds Administrator in accordance with their respective terms; and

                      (D) The execution and delivery by the Borrowers and the Funds Administrator of this Amendment does not require the consent or approval of any Person, except such consents and approvals as have been obtained.

         4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

              4.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall in each case mean and be a reference to the Credit Agreement as amended hereby.

              4.2 Except as expressly set forth herein, (I) the execution and delivery of this Amendment shall in no way affect any of the respective rights, powers or remedies of the Agent or any of the Lenders with respect to any Event of Default nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents and (II) all of the respective terms and provisions of the Credit Agreement, the other Credit Documents and all other documents, instruments, amendments and agreements executed and/or delivered by any of the Borrowers and/or the Funds Administrator pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agent and each of the Lenders shall in no way obligate the Agent or any of the Lenders, at any time hereafter, to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

         5. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

         6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other pur pose.

         7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Agreement.

          [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES
                                     FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                            BT COMMERCIAL CORPORATION, in its
                            individual capacity as a Lender and in its capacity as Agent

                            By:   /s/ Frank Fazio
                               -------------------------------
                            Name:   Frank Fazio
                                 -----------------------------
                            Title:   Principal
                                  ----------------------------

                            HELLER FINANCIAL, INC.

                            By:   /s/ Albert J. Forzano
                               -------------------------------
                            Name:   Albert J. Forzano
                                 -----------------------------
                            Title:   Vice President
                                  ----------------------------
                            FLEET CAPITAL CORPORATION (FORMERLY
                            KNOWN AS SANWA BUSINESS CREDIT
                            CORPORATION)

                            By:   /s/ Robert J. Lund
                               -------------------------------
                            Name:   Robert J. Lund
                                 -----------------------------
                            Title:   Vice President
                                  ----------------------------

                            FLEET CAPITAL CORPORATION

                            By:   /s/ Robert J. Lund
                               -------------------------------
                            Name:   Robert J. Lund
                                 -----------------------------
                            Title:   Vice President
                                  ----------------------------

                            LASALLE NATIONAL BANK

                            By:   /s/ Karen J. Orlich
                               -------------------------------
                            Name:   Karen J. Orlich
                               -------------------------------
                            Title:   Assistant Vice President
                                  ----------------------------

                            CONGRESS FINANCIAL CORP. (CENTRAL)

                            By:
                               -------------------------------
                            Name:
                                 -----------------------------
                            Title:
                                  ----------------------------



Amendment No. 6
to Credit Agreement

                            FINOVA CAPITAL CORPORATION

                            By:   /s/ Brian Rujawitz
                               -----------------------------------------------
                            Name:   Brian Rujawitz
                                 ---------------------------------------------
                            Title: Vice President
                                  --------------------------------------------

                            NATIONAL CITY COMMERCIAL FINANCE, INC.

                            By:   /s/ Stanley J. Gregorin, Jr.
                               -----------------------------------------------
                            Name:   Stanley J. Gregorin, Jr.
                                 ---------------------------------------------
                            Title:   Vice President
                                  --------------------------------------------

                            PNC BUSINESS CREDIT

                            By:
                               -----------------------------------------------
                            Name:
                                 ---------------------------------------------
                            Title:
                                  --------------------------------------------

                            IBJ WHITEHALL BUSINESS CREDIT
                            CORPORATION

                            By:   /s/ John Butera
                               -----------------------------------------------
                            Name:   John Butera
                                 ---------------------------------------------
                            Title:   Vice President
                                  --------------------------------------------

                            NATIONAL BANK OF CANADA

                            By:   /s/ Jonathan Millard / Leroy A. Irvin
                               -----------------------------------------------
                            Name:   Jonathan Millard / Leroy A. Irvin
                                 ---------------------------------------------
                            Title:   Vice President / Vice President & Manager
                                  --------------------------------------------

                            BANKBOSTON, N.A.

                            By:   /s/ Marwan Isbaih
                               -----------------------------------------------
                            Name:   Marwan Isbaih
                                 ---------------------------------------------
                            Title:   Vice President
                                  --------------------------------------------


Amendment No. 6
to Credit Agreement

                            METAL MANAGEMENT, INC., a Delaware
                            corporation, in its individual capacity as a Borrower and in its capacity as Funds
                            Administrator


                            By:   /s/ Robert C. Larry
                                  -----------------------------
                            Name: Robert C. Larry
                                  -----------------------------
                            Title:   Executive Vice President
                                  -----------------------------



Amendment No. 6
to Credit Agreement

                            AEROSPACE METALS, INC.
                            AMERICAN SCRAP PROCESSING, INC.
                            C SHREDDING CORP.
                            CALIFORNIA METALS RECYCLING, INC.
                            CIM TRUCKING, INC.
                            COMETCO CORP.
                            COZZI BUILDING CORPORATION
                            COZZI IRON & METAL, INC.
                            EMCO TRADING, INC.
                            FERREX TRADING CORPORATION
                            FIRMA, INC.
                            FIRMA PLASTIC CO., INC.
                            HOUSTON COMPRESSED STEEL CORP.
                            HOUTEX METALS COMPANY, INC.
                            THE ISAAC CORPORATION
                            P. JOSEPH IRON & METAL, INC.
                            KANKAKEE SCRAP CORPORATION
                            MAC LEOD METALS CO.
                            METAL MANAGEMENT ARIZONA, INC.
                            METAL MANAGEMENT REALTY, INC.
                            PROLER SOUTHWEST INC.
                            PROLER STEELWORKS L.L.C.
                            SALT RIVER RECYCLING, L.L.C.
                            SCRAP PROCESSING, INC.
                            TROJAN TRADING CO.
                            USA SOUTHWESTERN CARRIER, INC.
                            138 SCRAP ACQUISITION CORP.
                            R & P HOLDINGS, INC.
                            METAL MANAGEMENT GULF
                              COAST, INC.
                            NEWELL RECYCLING WEST, INC.
                            NAPORANO IRON & METAL CO.
                            NIMCO SHREDDING CO.
                            MICHAEL SCHIAVONE & SONS, INC.
                            TORRINGTON SCRAP COMPANY
                            KIMERLING ACQUISITION CORP.
                            METAL MANAGEMENT
                              PITTSBURGH, INC.
                            FPX, INC.
                            PERLCO, L.L.C.


                            By:   /s/ Robert C. Larry
                               -------------------------------
                            Name:   Robert C. Larry
                                 -----------------------------
                            Title: Vice President
                                  ----------------------------

Amendment No. 6
to Credit Agreement

                            RESERVE IRON & METAL LIMITED
                            PARTNERSHIP

                            By:      P. JOSEPH IRON & METAL, INC., its
                                     general partner


                                     By:   /s/ Robert C. Larry
                                        --------------------------------------
                                     Name:   Robert C. Larry
                                          ------------------------------------
                                     Title:   Vice President
                                           -----------------------------------

Amendment No. 6
to Credit Agreement

                                     ANNEX 1
                                       TO
                                 AMENDMENT NO. 6
                           DATED AS OF APRIL ___, 1999

                                 OTHER BORROWERS

1.       AEROSPACE METALS, INC.
2.       AMERICAN SCRAP PROCESSING, INC.
3.       C SHREDDING CORP.
4.       CALIFORNIA METALS RECYCLING, INC.
5.       CIM TRUCKING, INC.
6.       COMETCO CORP.
7.       COZZI BUILDING CORPORATION
8.       COZZI IRON & METAL, INC.
9        EMCO TRADING, INC.
10.      FERREX TRADING CORPORATION
11.      FIRMA, INC.
12.      FIRMA PLASTIC CO., INC.
13.      HOUSTON COMPRESSED STEEL CORP.
14.      HOUTEX METALS COMPANY, INC.
15.      THE ISAAC CORPORATION
16.      P. JOSEPH IRON & METAL, INC.
17.      KANKAKEE SCRAP CORPORATION
18.      MAC LEOD METALS CO.
19.      METAL MANAGEMENT ARIZONA, INC.
20.      METAL MANAGEMENT REALTY, INC.
21.      PROLER SOUTHWEST INC.
22.      PROLER STEELWORKS L.L.C.
23.      SALT RIVER RECYCLING, L.L.C.
24.      SCRAP PROCESSING, INC.
25.      TROJAN TRADING CO.
26.      USA SOUTHWESTERN CARRIER, INC.
27.      RESERVE IRON & METAL LIMITED PARTNERSHIP
28.      138 SCRAP ACQUISITION CORP.
29.      R & P HOLDINGS, INC.
30.      METAL MANAGEMENT GULF COAST, INC.
31.      NEWELL RECYCLING WEST, INC.
32.      NAPORANO IRON & METAL CO.
33.      NIMCO SHREDDING CO.
34.      MICHAEL SCHIAVONE & SONS, INC.
35.      TORRINGTON SCRAP COMPANY
36.      KIMERLING ACQUISITION CORP.
37.      METAL MANAGEMENT PITTSBURGH, INC.
38.      FPX, INC.
39.      PERLCO, L.L.C.